Certain information in this exhibit has been omitted pursuant to Item 601(b)(10) of Regulation S-K because it is both not material and is the type that Lifecore Biomedical, Inc. treats as private or confidential and/or Item 601(a)(5) of Regulation S-K because the omitted schedules and exhibits do not contain information material to an investment or voting decision. Such omitted information is indicated by [***] in this exhibit.

EXHIBIT 10.3
AMENDMENT NO. 3 TO AMENDED AND RESTATED CONTRACT MANUFACTURING AGREEMENT
This Amendment No. 3 to Amended and Restated Contract Manufacturing Agreement (the “Third Amendment”), effective as of November 1, 2026 (the “Third Amendment Effective Date”), is by and between ALCON RESEARCH, LLC (hereinafter referred to as “ALCON ”), and LIFECORE BIOMEDICAL, LLC, a Minnesota entity with its principal offices at 3515 Lyman Blvd., Chaska, Minnesota 55318 (hereinafter referred to as “LIFECORE”). ALCON and LIFECORE are each a “Party” and together, the “Parties.”
W I T N E S E T H:
WHEREAS, ALCON and LIFECORE entered into an Amended and Restated Contract Manufacturing Agreement effective as of December 31, 2023, as amended by Amendment No. 1 dated as of May 2, 2024 and Amendment No. 2 dated as of June 13, 2025 (as amended, the “Contract Manufacturing Agreement”); and
WHEREAS, ALCON and LIFECORE desire to further amend the Contract Manufacturing Agreement as set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements herein contained, it is mutually agreed as follows:
1.DEFINITIONS
Unless otherwise defined herein, capitalized words in this Third Amendment shall have the meaning attributed to them in the Contract Manufacturing Agreement.
2.HA REIMBURSEMENT. Section 2.09(b) of the Contract Manufacturing Agreement is hereby amended and restated to read as follows:
“2.09(b) If it is determined by agreement of the parties or through a final determination under Section 2.08(b) above that the manufacture of a Batch of Product or Bulk White Stock did not conform to the Standards, and this nonconformity is due to LIFECORE’s failure to comply with the Standards, then ALCON will choose [***] of the following actions which, if successful, will be deemed to cure any breach that otherwise may have been deemed as a result of the failure to manufacture in accordance with the Standards: (i) LIFECORE may [***] ALCON to date for the non-conforming Batch and [***] ALCON for (x) the ALCON Materials used in the non-conforming Batch [***] in Exhibit B, and (y) the hyaluronic acid provided by ALCON and used in the non-conforming Batch [***], or [***] of Product or Bulk White Stock; or (ii) LIFECORE may obtain, [***], (x) new ALCON Materials, from ALCON [***] in Exhibit B, and (y) new hyaluronic acid meeting the applicable Specifications, and manufacture a new Batch of Product or Bulk White Stock as soon as reasonably possible; or (iii) with ALCON’s written agreement, LIFECORE may rework or reprocess, [***], the Product or Bulk White Stock in such a way that the Product Batch can be deemed to have been manufactured according to the Standards. ALCON will only be obligated to accept a rework or reprocess of the Batch if it reasonably believes that the rework or reprocess will result in Product or Bulk White Stock that will be acceptable to the regulatory authorities. In addition, LIFECORE will reimburse ALCON for the [***] in the return and/or destruction of the Product. Regardless of the remedy LIFECORE and ALCON will meet to discuss, evaluate and analyze the reasons for and implications of the failure to comply with the Standards and will discuss in good faith how to proceed. Except as otherwise set forth in this Agreement, the foregoing remedies are ALCON’s sole and exclusive remedies and LIFECORE’s exclusive liability if a Batch of Product or Bulk White Stock is not manufactured according to the Standards, and as a result thereof the Product or Bulk White Stock does not conform to the Standards.”
3.AMENDMENT TO TERM. Section 11.01 of the Contract Manufacturing Agreement is hereby amended and restated to read as follows:
“11.01 The term of this Agreement commenced as of the Effective Date and unless terminated in accordance with the provisions of Section 11.02 below, shall continue through December 31, 2034 (the “Initial Term”). The Initial Term shall thereafter automatically renew for successive twenty-four (24) month periods (each, a “Renewal Term,” and together with the Initial Term, the “Term”) unless either party provides the other party with written notice of non-renewal no less than [***] prior to expiration of the Initial Term or then current Renewal Term. This Agreement shall cover all Purchase Orders issued on or after Effective Date. The terms and conditions of this Agreement that apply to the Initial Term shall apply to any Renewal Term.”
4.AMENDMENT TO EXHIBIT C. Section 6 (“Minimum Purchase Obligations”) of Exhibit C to the Contract Manufacturing Agreement is hereby amended and restated to read as set forth in Schedule I to this Third Amendment.
5.EXCLUSIVITY. Section 2.01 of the Contract Manufacturing Agreement is hereby amended and restated to read as follows:
“2.01(a) During the Term, LIFECORE agrees that it shall manufacture for and sell to ALCON, and ALCON agrees that it shall purchase and accept from LIFECORE, the Product and Bulk White Stock as set forth in the terms of this Agreement.
2.01(b) Commencing on November 1, 2026 (the “Exclusivity Effective Date”) and for the remainder of the Term, LIFECORE agrees that it shall not enter into any new agreement or arrangement to develop, scale-up, validate, fill/finish, technology transfer, manufacture, supply and/or commercialize [***] product (“[***]”) that directly competes with any [***] product commercialized by ALCON as of the Exclusivity Effective Date (a “Competing [***] Product”). Notwithstanding the foregoing and for the avoidance of doubt, nothing in this Section 2.01(b) shall restrict or prohibit LIFECORE from continuing to perform its obligations under any agreement, project, or development, manufacturing or commercial relationship involving a Competing [***] Product and in existence prior to the Exclusivity Effective Date or renewing, extending, amending, or replacing any such agreement with the same counterparty on substantially similar or more favorable (to LIFECORE) terms.
Any breach of Section 2.01(b) shall constitute a material breach of this Agreement. In addition to any other rights or remedies available to ALCON under this Agreement, at law or in equity, ALCON shall have the right, upon written notice to LIFECORE, to:
(i)source affected Products from third parties without regard to any exclusivity or minimum purchase obligations otherwise applicable under this Agreement;
(ii)recover all direct damages, costs and expenses resulting from such breach; and
(iii)exercise any other rights or remedies available under this Agreement or at law.
The foregoing remedies are cumulative and not exclusive.”
6.INTEGRATION
Except for the sections of the Contract Manufacturing Agreement specifically amended herein, all terms and conditions of the Contract Manufacturing Agreement remain and shall remain in full force and effect. This Third Amendment shall hereafter be incorporated into and deemed part of the Contract Manufacturing Agreement and any future reference to the Contract Manufacturing Agreement shall include the terms and conditions of this Third Amendment.
7.COUNTERPARTS
This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Third Amendment may be executed and delivered electronically (including via DocuSign, Adobe or Portable Document Format (.pdf)), each of which will be valid, binding and deemed an original, and all of which, taken together, will constitute one and the same instrument.
[Signatures on next page]

Certain information in this exhibit has been omitted pursuant to Item 601(b)(10) of Regulation S-K because it is both not material and is the type that Lifecore Biomedical, Inc. treats as private or confidential and/or Item 601(a)(5) of Regulation S-K because the omitted schedules and exhibits do not contain information material to an investment or voting decision. Such omitted information is indicated by [***] in this exhibit.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed by their duly authorized representative.

ALCON RESEARCH, LLC By: /s/ Patrick Collier Name: Patrick Collier Title: SVP, MTO Date: 9/24/2026	LIFECORE BIOMEDICAL, LLC By: /s/ Paul Josephs Name: Paul Josephs Title: President and Chief Executive Officer Date: 9/24/2026